UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2015

BANC OF CALIFORNIA, INC.
(Exact name of Registrant as specified in its Charter)

Maryland	001-35522	04-3639825
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

18500 Von Karman Avenue, Suite 1100, Irvine, California	92612
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 361-2262

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On February 27, 2015, Banc of California, Inc. issued a press release announcing that its 2015 Annual Meeting of Stockholders will be held at 8:00 a.m. PT on Friday, May 15, 2015 at the Pacific Club, located at 4110 MacArthur Boulevard, Newport Beach, California. Stockholders of records as of March 24, 2015 will be entitled to notice of and to vote at the meeting.

A copy of the press release is attached hereto as Exhibit 99.1

Item 9.01 Financial Statements and Exhibits.

See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         BANC OF CALIFORNIA, INC.

Date:    February 27, 2015                                                             By:    /s/ Ronald J. Nicolas, Jr.
   Ronald J. Nicolas, Jr.
   Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

EX 99.1	Press Release of Banc of California, Inc., dated February 27, 2015.